SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        April 29, 2003


                          National Research Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-29466                    47-0634000
---------------                ----------------              --------------
(State or other                (Commission File              (IRS Employer
jurisdiction of                     Number)               Identification No.)
incorporation)




                    1245 "Q" Street, Lincoln, Nebraska 68508
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not Applicable.

          (c)  Exhibits. The following exhibits are being furnished herewith:

               (99.1) Press Release of National Research Corporation, dated
                      April 29, 2003.

               (99.2) Script for conference call, held April 30, 2003.

Item 9.   Regulation FD Disclosure (Information Being Provided Under Item 12).
------    -------------------------------------------------------------------

     On April 29, 2003, National Research Corporation (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2003 and confirming its earnings guidance for 2003. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

     On April 30, 2003, the Company held a conference call in connection with the Company's announcement of its earnings for the first quarter ended March 31, 2003 and its confirmation of its earnings guidance for 2003. A copy of the script for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and the related question and answer session will be available on the Company's web site at www.nationalresearch.com.
------------------------


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL RESEARCH CORPORATION



Date:  May 1, 2003                      By: /s/ Patrick E. Beans
                                           -------------------------------------
                                           Patrick E. Beans
                                           Vice President, Treasurer, Secretary
                                            and Chief Financial Officer



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

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 29, 2003


Exhibit
Number
------

(99.1) Press Release of National Research Corporation, dated April 29, 2003.

(99.2) Script for conference call, held April 30, 2003.




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